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                                                                   EXHIBIT 10.27

                      AMENDMENT NO. 2 TO CREDIT AGREEMENT

        This Amendment No. 2 to Credit Agreement (this "Amendment Agreement") is entered into as of February 28, 1996 by and among GCR Holdings Limited (the "Borrower"), the undersigned lenders (the "Lenders") and The First National Bank of Chicago, as agent (the "Agent").

                             W I T N E S S E T H :

        WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Credit Agreement dated as of August 17, 1995 and amended as of October 27, 1995 (the "Credit Agreement"); and

        WHEREAS, the Borrower, the Lenders and the Agent have agreed to further amend the Credit Agreement on the terms and conditions herein set forth.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement, as amended hereby.

2. Amendments to Credit Agreement. Article VI of the Credit Agreement is hereby amended as follows:

        (a) Section 6.1 is hereby amended by (i) deleting paragraph (b) thereof in its entirety and replacing it with the following:

             (b) As soon as practicable and in any event within 45 days after the close of the first three quarterly periods of each of its Fiscal Years, for the Borrower and its Subsidiaries, consolidated unaudited balance sheets as at the close of each such period and consolidated statements of income, retained earnings and cash flows for the period from the beginning of such Fiscal Year to the end of such Fiscal Quarter, accompanied by a schedule of consolidation adjustments in reasonable detail, all certified by its chief financial officer and prepared in accordance with Agreement Accounting Principles.

and (ii) deleting paragraph (e) thereof in its entirety and replacing it with the following:

              (e) Not later than fifteen days after the regulatory filing date, copies of the annual report and of any Annual Statements required to be filed by each Insurance Subsidiary with a Governmental Authority, if any audited and certified



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        by independent certified public accountants of recognized standing, all such statements to be prepared in accordance with SAP consistently applied throughout the periods reflected therein.

        (b) Section 6.20.1 is hereby amended by deleting the reference therein to $300,000,000 and replacing it with a reference to $250,000,000.

        (c) Section 6.20.2 is hereby amended by deleting the reference therein to $300,000,000 and replacing it with a reference to $250,000,000.

3. Effectiveness. This Amendment Agreement shall become effective as of the date first above written; provided, that the Agent has received counterparts of this Amendment Agreement duly executed by the Borrower and the Required Lenders.

4.      Representations and Warranties of the Borrower.

        4.1 The Borrower represents and warrants that the execution, delivery and performance by the Borrower of this Amendment Agreement have been duly authorized by all necessary corporate action and that this Amendment Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

        4.2 The Borrower hereby certifies that each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

5.      Reference to and Effect on the Credit Agreement.

        5.1 Upon the effectiveness of this Amendment Agreement, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

        5.2 Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect and

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shall be binding upon the Borrower in all respects and are hereby ratified and confirmed.

        5.3 The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of (a) any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Loan Documents, or (b) any Default or Unmatured Default under the Credit Agreement.

6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment Agreement, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

7. CHOICE OF LAW. THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

8. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

9. Headings. Section headings in this Amendment Agreement are included herein for convenience of reference only and shall not constitute a part of this Amendment Agreement for any other purposes.

                          [signature pages to follow]


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        IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Amendment Agreement as of the date first above written.

                                        GCR HOLDINGS LIMITED

                                        By: /s/ Frederick W. Deichmann
                                            -----------------------------

                                        Title: Chief Financial Officer
                                               --------------------------

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                          Individually and as Agent

                                        By:
                                            -----------------------------

                                        Title:
                                              ---------------------------


                                        DEUTSCHE BANK AG, NEW YORK AND/OR
                                        CAYMAN ISLANDS BRANCH

                                        By:
                                           ------------------------------

                                        Title:
                                              ---------------------------


                                        MELLON BANK, N.A.

                                        By:
                                           ----------------------------

                                        Title:
                                               ------------------------

                                        SHAWMUT BANK CONNECTICUT, N.A.

                                        By:
                                           ----------------------------

                                        Title:
                                               ------------------------



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        IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Amendment Agreement as of the date first above written.


                                GCR HOLDINGS LIMITED


                                By:
                                   --------------------------------------

                                Title:
                                      -----------------------------------


                                THE FIRST NATIONAL BANK OF CHICAGO,
                                  Individually and as Agent


                                By: /s/ S W Bridges
                                   --------------------------------------

                                Title: V.P.
                                      -----------------------------------


                                DEUTSCHE BANK AG, NEW YORK AND/OR
                                CAYMAN ISLANDS BRANCH


                                By:
                                   --------------------------------------

                                Title:
                                      -----------------------------------


                                MELLON BANK, N.A.


                                By:
                                   --------------------------------------

                                Title:
                                      -----------------------------------


                                SHAWMUT BANK CONNECTICUT, N.A.


                                By:
                                   --------------------------------------

                                Title:
                                      -----------------------------------


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        IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Amendment Agreement as of the date first above written.


                           GCR HOLDINGS LIMITED


                           By:
                              --------------------------------------

                           Title:
                                 -----------------------------------


                           THE FIRST NATIONAL BANK OF CHICAGO,
                             Individually and as Agent


                           By:
                              --------------------------------------

                           Title:
                                 -----------------------------------


                           DEUTSCHE BANK AG, NEW YORK AND/OR
                           CAYMAN ISLANDS BRANCH


                           By: /s/ David E. Moyer   /s/ Christopher de Chabert
                              --------------------------------------------------

                           Title:  David E. Moyer       Christopher de Chabert
                                 -----------------------------------------------
                                   Vice President       Assistant Vice President

                           MELLON BANK, N.A.


                           By:
                              --------------------------------------

                           Title:
                                 -----------------------------------


                           SHAWMUT BANK CONNECTICUT, N.A.


                           By:
                              --------------------------------------

                           Title:
                                 -----------------------------------


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        IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Amendment Agreement as of the date first above written.

                                        GCR HOLDINGS LIMITED

                                        By:
                                           -------------------------

                                        Title:
                                              ----------------------

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                          Individually and as Agent

                                        By:
                                           --------------------------

                                        Title:
                                              -----------------------

                                        DEUTSCHE BANK AG, NEW YORK AND/OR
                                        CAYMAN ISLANDS BRANCH

                                        By:
                                           --------------------------

                                        Title:
                                              -----------------------

                                        MELLON BANK, N.A.

                                        By: /s/ KAREN E. McCONOMY
                                            -------------------------

                                        Title: Banking Officer
                                               ----------------------

                                        SHAWMUT BANK CONNECTICUT, N.A.

                                        By:
                                           --------------------------

                                        Title:
                                              -----------------------



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        IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Amendment Agreement as of the date first above written.


                                GCR HOLDINGS LIMITED


                                By:
                                   --------------------------------------

                                Title:
                                      -----------------------------------


                                THE FIRST NATIONAL BANK OF CHICAGO,
                                  Individually and as Agent


                                By:
                                   --------------------------------------

                                Title:
                                      -----------------------------------


                                DEUTSCHE BANK AG, NEW YORK AND/OR
                                CAYMAN ISLANDS BRANCH


                                By:
                                   --------------------------------------

                                Title:
                                      -----------------------------------


                                MELLON BANK, N.A.


                                By:
                                   --------------------------------------

                                Title:
                                      -----------------------------------


                                FLEET NATIONAL BANK OF CONNECTICUT


                                By: /s/ Thomas E. McKinlay
                                   --------------------------------------

                                Title: Vice President
                                      -----------------------------------


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